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Exhibit 99.2

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned as Chief Operating Officer and Chief Financial Officer of the Company, does hereby certify that the foregoing Quarterly Report of CLAIMSNET.COM INC. (the "Company") on Form 10-Q for the period ending September 30, 2002 (the "Report"):

         (1) Fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

         (2) Fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Paul W. Miller
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Paul W. Miller
Chief Operating Officer and Chief Financial Officer
November 14, 2002